Exhibit 10.2

LP UNIT PURCHASE AGREEMENT
by and among
BUCKEYE PARTNERS, L.P.
and
THE PURCHASERS NAMED ON SCHEDLUE A HERETO

TABLE OF CONTENTS
ARTICLE I
DEFINITIONS

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APPLICATION FOR TRANSFER OF LP UNITS

Schedule A	— List of Purchasers and Commitment Amounts
Schedule B	— Notice and Contact Information
Exhibit A	— Form of Registration Rights Agreement
Exhibit B	— Form of Partnership Agreement Amendment
Exhibit C	— Form of Opinion of Vinson & Elkins L.L.P.
Exhibit D	— Form of Transfer Application

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LP UNIT PURCHASE AGREEMENT
     This LP UNIT PURCHASE AGREEMENT, dated as of December 18, 2010 (this “Agreement”), is by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (“Buckeye”), and each of the purchasers listed on Schedule A hereof (each a “Purchaser” and collectively, the “Purchasers”).
     WHEREAS, to fund a portion of the purchase price for the Acquisition (as defined below) and the subsequent capital expansion plan, Buckeye desires to sell to the Purchasers, and the Purchasers desire to purchase from Buckeye, certain LP Units (as defined below), in accordance with the provisions of this Agreement; and
     WHEREAS, Buckeye and the Purchasers will enter into a registration rights agreement (the “Registration Rights Agreement”), substantially in the form attached hereto as Exhibit A, pursuant to which Buckeye will provide the Purchasers with certain registration rights with respect to the LP Units acquired pursuant hereto.
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buckeye and each of the Purchasers, severally and not jointly, hereby agree as follows:
ARTICLE I
DEFINITIONS
               Section 1.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:
     “Acquisition” means the acquisition by Buckeye Atlantic Holdings LLC of an indirect interest (at least 80%) in The Bahamas Oil Refining Company International Ltd. pursuant to the Acquisition Agreement.
     “Acquisition Agreement” means the Sale and Purchase Agreement by and among First Reserve, FR Borco GP Ltd., and Buckeye Atlantic Holdings LLC, dated as of December 18, 2010.
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
     “Agreement” has the meaning set forth in the introductory paragraph.
     “Buckeye” has the meaning set forth in the introductory paragraph.

     “Buckeye Entities” and each a “Buckeye Entity” means the General Partner, Buckeye and each of Buckeye’s Subsidiaries, other than those Subsidiaries which, individually or in the aggregate, would not constitute a “significant subsidiary” as defined in Regulation S-X.
     “Buckeye Related Parties” has the meaning specified in Section 6.2.
     “Buckeye SEC Documents” has the meaning specified in Section 3.11.
     “Business Day” means a day other than (i) a Saturday or Sunday or (ii) any day on which banks located in New York, New York, U.S.A. are authorized or obligated to close.
     “Class B Units” means the Class B Units representing limited partnership interests in Buckeye having the rights and obligations specified in the Partnership Agreement Amendment.
     “Class B Unit Purchase Agreement” means that certain Unit Purchase Agreement by and among Buckeye and each of the Persons set forth on Schedule A thereto dated as of the date hereof, providing for the issuance of Class B Units.
     “Class B Unit Registration Rights Agreement” means that certain Registration Rights Agreement by and among Buckeye, First Reserve and each of the other Persons listed on Schedule A thereof, dated on or before the Closing Date.
     “Closing” has the meaning specified in Section 2.2.
     “Closing Date” has the meaning specified in Section 2.2.
     “Commission” means the United States Securities and Exchange Commission.
     “Delaware LP Act” means the Delaware Revised Uniform Limited Partnership Act.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “Existing Registration Rights Agreement” means that certain Registration Rights Agreement, by and among Buckeye, BGH GP Holdings, LLC, ArcLight Energy Partners Fund III, L.P., ArcLight Energy Partners Fund IV, L.P., Kelso Investment Associates VII, L.P. and KEP VI, LLC , dated as of June 10, 2010.
     “First Reserve” means FR XI Offshore AIV, L.P., an exempted limited partnership formed under the laws of the Cayman Islands.
     “First Reserve Unit Purchase Agreement” means that certain Unit Purchase Agreement by and between Buckeye and First Reserve dated as of the date hereof.
     “General Partner” means Buckeye GP LLC, a Delaware limited liability company.
     “Governmental Authority” means, with respect to a particular Person, any country, state, county, city and political subdivision in which such Person or such Person’s Property is located or that exercises valid jurisdiction over any such Person or such Person’s Property, and any

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court, agency, department, commission, board, bureau or instrumentality of any of them and any monetary authority that exercises valid jurisdiction over any such Person or such Person’s Property. Unless otherwise specified, all references to Governmental Authority herein with respect to Buckeye mean a Governmental Authority having jurisdiction over Buckeye, its Subsidiaries or any of their respective Properties.
     “Indemnified Party” has the meaning specified in Section 6.3.
     “Indemnifying Party” has the meaning specified in Section 6.3.
     “Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation.
     “Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purpose of this Agreement, a Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.
     “LP Unit Price” has the meaning specified in Section 2.1(b).
     “LP Units” means units representing limited partnership interests in Buckeye other than the Class B Units.
     “Material Adverse Effect” has the meaning specified in Section 3.1.
     “NYSE” means The New York Stock Exchange, Inc.
     “Operative Documents” means, collectively, this Agreement, the Registration Rights Agreement and the Partnership Agreement Amendment, or any amendments, supplements, continuations or modifications thereto.
     “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of Buckeye dated November 19, 2010, as amended by the Partnership Agreement Amendment.
     “Partnership Agreement Amendment” means Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of Buckeye dated November 19, 2010, substantially in the form of Exhibit B, to be entered into and effectuated by the General Partner on the Closing Date.
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.

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     “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
     “Purchased Units” means, with respect to a particular Purchaser, the number of LP Units equal to the aggregate Purchase Price set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto divided by the LP Unit Price.
     “Purchase Price” means, with respect to a particular Purchaser, the amount set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto.
     “Purchaser” and “Purchasers” have the meanings set forth in the introductory paragraph.
     “Purchaser Related Parties” has the meaning specified in Section 6.1.
     “Registration Rights Agreement” has the meaning set forth in the recitals hereto.
     “Representatives” of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
     “Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person. For the avoidance of doubt, Subsidiaries to be acquired by Buckeye Atlantic Holdings LLC pursuant to the Acquisition Agreement shall not be deemed to be Subsidiaries of Buckeye for purposes of this Agreement unless the closing of the Acquisition occurs prior to the Closing.
     “Unit Purchase Agreements” means the Class B Unit Purchase Agreement and the First Reserve Unit Purchase Agreement.

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ARTICLE II
AGREEMENT TO SELL AND PURCHASE
               Section 2.1 Sale and Purchase.
     (a) Subject to the terms and conditions hereof, Buckeye hereby agrees to issue and sell to each Purchaser and each Purchaser hereby agrees, severally and not jointly, to purchase from Buckeye, its respective Purchased Units, and each Purchaser agrees, severally and not jointly, to pay Buckeye the LP Unit Price for each Purchased Unit as set forth in paragraph (b) below. The obligations of each Purchaser under this Agreement are independent of the obligations of each other Purchaser, and the failure or waiver of performance by any Purchaser does not excuse performance by any other Purchaser or by Buckeye.
     (b) The amount per LP Unit each Purchaser will pay to Buckeye to purchase the Purchased Units (the “LP Unit Price”) hereunder shall be $60.40; provided however, that if the Closing Date is after the record date for the distribution to Buckeye’s holders of LP Units with respect to the quarter ending December 31, 2010 (Buckeye anticipates paying the distribution on or about February 15, 2011), the LP Unit Price shall be reduced by an amount equal to such per unit distribution.
               Section 2.2 Closing. Subject to the terms and conditions hereof, the consummation of the purchase and sale of the Purchased Units hereunder (the “Closing”) shall take place at the offices of Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York, or such other location as mutually agreed by the parties, and upon the later to occur of (i) the first Business Day following the satisfaction or waiver of the conditions set forth in Sections 2.3, 2.4 and 2.5 (other than those conditions that are by their terms to be satisfied at the Closing) and (ii) the closing of the Acquisition; provided, however, that if such later event is the closing of the Acquisition, then the Closing shall occur concurrently therewith (the date of such closing, the “Closing Date”).
               Section 2.3 Mutual Conditions. The respective obligations of each party to consummate the purchase and issuance and sale of the Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable Law):
     (a) no Law shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Authority of competent jurisdiction that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or makes the transactions contemplated hereby illegal;
     (b) there shall not be pending any suit, action or proceeding by any Governmental Authority seeking to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement; and
     (c) the closing of the Acquisition shall have occurred, or shall occur concurrently with the Closing in which case all conditions set forth in Section 7.3 (Conditions to Obligations

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of Purchaser) of the Acquisition Agreement shall have been satisfied in all material respects or the fulfillment of any such conditions to Buckeye Atlantic Holdings LLC’s obligations shall have been waived, except for those conditions which, by their nature, will be satisfied concurrently with the Closing.
               Section 2.4 Each Purchaser’s Conditions. The obligation of each Purchaser to consummate the purchase of its Purchased Units shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by a particular Purchaser on behalf of itself in writing with respect to its Purchased Units, in whole or in part, to the extent permitted by applicable Law):
     (a) Buckeye shall have performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by Buckeye on or prior to the Closing Date;
     (b) (i) The representations and warranties of Buckeye (A) set forth in Sections 3.1, 3.2 and 3.5 and (B) contained in this Agreement that are qualified by materiality or a Material Adverse Effect shall be true and correct when made and as of the Closing Date and (ii) all other representations and warranties of Buckeye shall be true and correct in all material respects when made and as of the Closing Date, in each case as though made at and as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only, it being expressly understood and agreed that representations and warranties made “As of the date hereof” or “As of the date of this Agreement”, or a similar phrase, are made as of December 18, 2010, and will not be required to be true and correct as of the Closing Date);
     (c) The purchase price payable to First Reserve and FR Borco GP Ltd. (or their designees as seller under the Acquisition Agreement) by Buckeye or its Subsidiaries (as purchaser under the Acquisition Agreement) for the indirect 80% interest in The Bahamas Oil Refining Company International Ltd. shall not exceed $1.4 billion;
     (d) Buckeye shall have received or be entitled to receive at Closing, pursuant to binding commitments as to which all conditions precedent to funding (other than conditions that are by their terms to be satisfied at the Closing) have been satisfied or waived, equity funding for the Acquisition (including Class B Units and/or LP Units that First Reserve and FR Borco GP Ltd. have agreed to receive as partial consideration for the Acquisition) of not less than $750 million;
     (e) The NYSE shall have authorized, upon official notice of issuance, the listing of the Purchased Units.
     (f) No notice of delisting from the NYSE shall have been received by Buckeye with respect to the LP Units;
     (g) Buckeye shall have delivered, or caused to be delivered, to the Purchasers at the Closing, Buckeye’s closing deliveries described in Section 2.6;

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     (h) The execution and delivery by the General Partner of the Partnership Agreement Amendment; and
     (i) The execution and delivery by Buckeye of the Registration Rights Agreement.
               Section 2.5 Buckeye’s Conditions. The obligation of Buckeye to consummate the sale of the Purchased Units to a Purchaser shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions with respect to such Purchaser (any or all of which may be waived by Buckeye in writing, in whole or in part, to the extent permitted by applicable Law):
     (a) the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality shall be true and correct when made and as of the Closing Date and all other representations and warranties of such Purchaser shall be true and correct in all material respects as of the Closing Date (except that representations of such Purchaser made as of a specific date shall be required to be true and correct as of such date only); and
     (b) such Purchaser shall have delivered, or caused to be delivered, to Buckeye at the Closing such Purchaser’s closing deliveries described in Section 2.7.
     By acceptance of the certificate or certificates representing the Purchased Units, each Purchaser shall be deemed to have represented to Buckeye that such Purchaser has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by it on or prior to the Closing Date; and the representations and warranties of such Purchaser contained in this Agreement that are qualified by materiality are true and correct as of the Closing Date and all other representations and warranties of such Purchaser are true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only).
               Section 2.6 Buckeye Deliveries. At the Closing, subject to the terms and conditions hereof, Buckeye will deliver, or cause to be delivered, to each Purchaser:
     (a) A certificate or certificates representing the Purchased Units (bearing the legend set forth in Section 4.9) and meeting the requirements of the Partnership Agreement, free and clear of any Liens, other than transfer restrictions under the Partnership Agreement and applicable federal and state securities laws;
     (b) A certificate of the Secretary of State of the State of Delaware, dated a recent date, to the effect that each of the General Partner and Buckeye is in good standing;
     (c) A cross-receipt executed by Buckeye and delivered to such Purchaser certifying that it has received the Purchase Price from such Purchaser as of the Closing Date;
     (d) An opinion addressed to the Purchasers from Vinson & Elkins L.L.P., legal counsel to Buckeye, dated as of the Closing, in the form and substance attached hereto as Exhibit C;

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     (e) A certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the General Partner, on behalf of Buckeye, in their capacities as such, stating that:
     (i) Buckeye has performed and complied with the covenants and agreements contained in this Agreement that are required to be performed and complied with by Buckeye on or prior to the Closing Date; and
     (ii) The representations and warranties of Buckeye contained in this Agreement that are qualified by materiality or Material Adverse Effect are true and correct as of the Closing Date and all other representations and warranties of Buckeye are, individually and in the aggregate, true and correct in all material respects as of the Closing Date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only); and
     (f) A certificate of the Secretary or Assistant Secretary of the General Partner, on behalf of Buckeye, certifying as to (1) the Amended and Restated Certificate of Limited Partnership of Buckeye, as amended, and the Partnership Agreement, (2) board resolutions authorizing the execution and delivery of the Operative Documents and the consummation of the transactions contemplated thereby, including the issuance of the Purchased Units and (3) its incumbent officers authorized to execute the Operative Documents, setting forth the name and title and bearing the signatures of such officers.
               Section 2.7 Purchaser Deliveries. At the Closing, subject to the terms and conditions hereof, each Purchaser will deliver, or cause to be delivered, to Buckeye:
     (a) Payment to Buckeye of the Purchase Price set forth opposite such Purchaser’s name under the column titled “Purchase Price” on Schedule A hereto by wire transfer of immediately available funds to an account designated by Buckeye in writing at least two Business Days prior to the Closing Date;
     (b) A cross-receipt executed by such Purchaser and delivered to Buckeye certifying that it has received its Purchased Units as of the Closing Date; and
     (c) A transfer application in substantially the form attached hereto as Exhibit D, which shall have been duly executed by such Purchaser.
               Section 2.8 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Operative Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Operative Document. Nothing contained herein or in any other Operative Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Operative Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other

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Operative Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF BUCKEYE
     Buckeye represents and warrants to each Purchaser as follows:
               Section 3.1 Existence. Each of the Buckeye Entities has been duly incorporated or formed, as the case may be, and is validly existing as a limited liability company, limited partnership or corporation, as the case may be, in good standing under the Laws of its jurisdiction of incorporation or formation, as the case may be, and has the full limited liability company, limited partnership or corporate, as the case may be, power and authority, and has all governmental licenses, authorizations, consents and approvals, necessary to own, lease or hold its Properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and in good standing as a foreign limited liability company, limited partnership or corporation, as the case may be, in each jurisdiction in which its ownership or lease of Property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have, individually or in the aggregate, a material adverse effect on the condition (financial or other), results of operations, securityholders’ equity, Properties or business of the Buckeye Entities taken as a whole, the ability of the Buckeye Entities to meet their obligations under the Operative Documents or the ability of the Buckeye Entities to consummate the transactions under any Operative Document on a timely basis (a “Material Adverse Effect”) or (ii) subject the limited partners of Buckeye to any material liability or disability.
               Section 3.2 Purchased Units; Capitalization.
     (a) On the Closing Date, the Purchased Units shall have those rights, preferences, privileges and restrictions governing the LP Units as set forth in the Partnership Agreement.
     (b) The General Partner is the sole general partner of Buckeye, with a non-economic general partner interest in Buckeye; such general partner interest is the only general partner interest of the Partnership that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by the General Partner free and clear of any Liens.
     (c) The limited partners of Buckeye hold LP Units in Buckeye, represented as of the date hereof by approximately 71.5 million LP Units; such LP Units are the only limited partner interests of Buckeye that are issued and outstanding; all of such LP Units have been duly authorized and validly issued pursuant to the Partnership Agreement and are fully paid and nonassessable (except to the extent such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).
               Section 3.3 No Conflict. None of (i) the offering, issuance and sale by Buckeye of the Purchased Units and the application of the proceeds therefrom, (ii) the execution, delivery and performance of the Operative Documents by Buckeye, or (iii) the consummation of

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the transactions contemplated hereby or thereby conflicts or will conflict with, or results or will result in a breach or violation of or imposition of any Lien upon any Property or assets of the Buckeye Entities pursuant to, (A) the formation or governing documents of any of the Buckeye Entities, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Buckeye Entities is a party, by which any of them is bound or to which any of their respective Properties or assets is subject, or (C) any Law applicable to any of the Buckeye Entities or injunction of any court or governmental agency or body to which any of the Buckeye Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Buckeye Entities or any of their Properties, except in the case of clause (B) for such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.
               Section 3.4 No Default. None of the Buckeye Entities is in violation or default of (i) any provision of its respective formation or governing documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party, by which it is bound or to which its property is subject, or (iii) any Law of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Buckeye Entities or any of their Properties, as applicable, except, in the case of clauses (ii) or (iii), as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
               Section 3.5 Authority. On the Closing Date, Buckeye will have all requisite power and authority to issue, sell and deliver the Purchased Units, in accordance with and upon the terms and conditions set forth in this Agreement and the Partnership Agreement. On the Closing Date, all partnership or limited liability company action, as the case may be, required to be taken by the General Partner and Buckeye for the authorization, issuance, sale and delivery of the Purchased Units, the execution and delivery of the Operative Documents and the consummation of the transactions contemplated hereby and thereby shall have been validly taken. No approval from the holders of outstanding LP Units is required under the Partnership Agreement or the rules of the NYSE in connection with Buckeye’s issuance and sale of the Purchased Units to the Purchasers or the Class B Units pursuant to the Acquisition Agreement.
               Section 3.6 Approvals. Except as required by the Commission in connection with Buckeye’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by Buckeye of any of the Operative Documents to which it is a party or Buckeye’s issuance and sale of the Purchased Units, except (i) as may be required under the state securities or “Blue Sky” Laws, or (ii) where the failure to receive such authorization, consent, approval, waiver, license, qualification or written exemption or to make such filing, declaration, qualification or registration would not, individually or in the aggregate, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect

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               Section 3.7 Compliance with Laws. As of the date hereof, neither Buckeye nor any of its Subsidiaries is in violation of any Law applicable to Buckeye or its Subsidiaries, except as would not, individually or in the aggregate, have a Material Adverse Effect. Buckeye and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not, individually or in the aggregate, have a Material Adverse Effect, and neither Buckeye nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such potential revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.
               Section 3.8 Due Authorization. Each of the Operative Documents has been duly and validly authorized and has been or, with respect to the Operative Documents to be delivered at the Closing Date, will be, validly executed and delivered by Buckeye or the General Partner, as the case may be, and constitutes, or will constitute, the legal, valid and binding obligations of Buckeye or the General Partner, as the case may be, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general principles of equity.
               Section 3.9 Valid Issuance; No Options or Preemptive Rights of LP Units. The Purchased Units to be issued and sold by Buckeye to each Purchaser hereunder have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered against payment therefor pursuant to this Agreement, will be validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act). The holders of outstanding LP Units are not entitled to statutory, preemptive or other similar contractual rights to subscribe for LP Units; and, except with respect to the Unit Purchase Agreements, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership securities or ownership interests in Buckeye are outstanding.
               Section 3.10 No Registration Rights. Except as contemplated by this Agreement, the Registration Rights Agreement, the Class B Unit Registration Rights Agreement and the Existing Registration Rights Agreement, there are no contracts, agreements or understandings between Buckeye and any Person granting such Person the right to require Buckeye to file a registration statement under the Securities Act with respect to any securities of Buckeye or to require Buckeye to include such securities in any securities registered or to be registered pursuant to any registration statement filed by or required to be filed by Buckeye under the Securities Act
               Section 3.11 Periodic Reports. Buckeye’s forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act (all such documents filed prior to the date hereof, collectively the “Buckeye SEC Documents”) have been filed with the Commission on a timely basis. The Buckeye SEC Documents, including, without limitation, any audited or unaudited financial statements and any

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notes thereto or schedules included therein, at the time filed (or in the case of registration statements, solely on the dates of effectiveness) (except to the extent corrected by a subsequent Buckeye SEC Document) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, (d) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), and (e) fairly present (subject in the case of unaudited statements to normal and recurring audit adjustments) in all material respects the consolidated financial position of Buckeye and its consolidated subsidiaries as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Deloitte & Touche LLP is an independent registered public accounting firm with respect to Buckeye and the General Partner and has not resigned or been dismissed as independent registered public accountants of Buckeye as a result of or in connection with any disagreement with Buckeye on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
               Section 3.12 Litigation. As of the date hereof, except as described in the Buckeye SEC Documents, there are no legal or governmental proceedings pending to which any Buckeye Entity is a party or to which any Property or asset of any Buckeye Entity is subject that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which challenges the validity of any of the Operative Documents or the right of any Buckeye entity to enter into any of the Operative Documents or to consummate the transactions contemplated hereby and thereby and, to the knowledge of Buckeye, no such proceedings are threatened by Governmental Authorities or others.
               Section 3.13 No Material Adverse Change. As of the date hereof, except as set forth in the Buckeye SEC Documents filed with the Commission on or prior to the date hereof, since September 30, 2010, there has not occurred any material adverse change in the condition (financial or other), results of operations, securityholders’ equity, Properties, prospects or business of the Buckeye Entities, taken as a whole.
               Section 3.14 Certain Fees. Except for the fees payable to Barclays Capital Inc., no fees or commissions are or will be payable by Buckeye to brokers, finders, or investment bankers with respect to the sale of any of the Purchased Units or the consummation of the transaction contemplated by this Agreement. Buckeye agrees that it will indemnify and hold harmless the Purchaser from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by Buckeye in connection with the sale of the Purchased Units or the consummation of the transactions contemplated by this Agreement.
               Section 3.15 No Side Agreements. There are no agreements by, among or between Buckeye or any of its Affiliates, on the one hand, and any Purchaser or any of their Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the

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Operative Documents nor promises or inducements for future transactions between or among any of such parties.
               Section 3.16 No Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.6 and Section 4.7, the issuance and sale of the Purchased Units pursuant to this Agreement is exempt from registration requirements of the Securities Act, and neither Buckeye nor, to the knowledge of Buckeye, any authorized Representative acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.
               Section 3.17 No Integration. Neither Buckeye nor any of its Affiliates have, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act of 1933, as amended) that is or will be integrated with the sale of the Purchased Units in a manner that would require registration under the Securities Act.
               Section 3.18 MLP Status. Buckeye is properly treated as a partnership for United States federal income tax purposes and more than 90% of Buckeye’s current gross income is qualifying income under 7704(d) of the Internal Revenue Code of 1986, as amended.
               Section 3.19 Investment Company Status. Buckeye is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
               Section 3.20 Form S-3 Eligibility. As of the date hereof, Buckeye has been, since the time of filing its most recent Form S-3 Registration Statement, and continues to be eligible to use Form S-3.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
     Each Purchaser, severally and not jointly, hereby represents and warrants to Buckeye that:
               Section 4.1 Existence. Such Purchaser is duly organized and validly existing and in good standing under the Laws of its jurisdiction of organization, with all requisite power and authority to own, lease, use and operate its Properties and to conduct its business as currently conducted.
               Section 4.2 Authorization, Enforceability. Such Purchaser has all necessary corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary action on the part of such Purchaser; and this Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer and similar laws affecting creditors’ rights

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generally or by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith.
               Section 4.3 No Breach. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Purchaser is a party or by which such Purchaser is bound or to which any of the property or assets of such Purchaser is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of such Purchaser, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Purchaser or the property or assets of such Purchaser, except in the cases of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement.
               Section 4.4 Certain Fees. No fees or commissions are or will be payable by such Purchaser to brokers, finders, or investment bankers with respect to the purchase of any of the Purchased Units or the consummation of the transaction contemplated by this Agreement. Such Purchaser agrees that it will indemnify and hold harmless Buckeye from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by such Purchaser in connection with the purchase of the Purchased Units or the consummation of the transactions contemplated by this Agreement.
               Section 4.5 No Side Agreements. There are no other agreements by, among or between such Purchaser and any of its Affiliates, on the one hand, and Buckeye or any of its Affiliates, on the other hand, with respect to the transactions contemplated hereby other than the Operative Documents nor promises or inducements for future transactions between or among any of such parties.
               Section 4.6 Investment. The Purchased Units are being acquired for such Purchaser’s own account, the account of its Affiliates, or the accounts of clients for whom such Purchaser exercises discretionary investment authority (all of whom such Purchaser hereby represents and warrants are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated by the Commission pursuant to the Securities Act), not as a nominee or agent, and with no present intention of distributing the Purchased Units or any part thereof, and such Purchaser has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities laws of the United States or any state, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of the Purchased Units under a registration statement under the Securities Act and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder). If such Purchaser should in the future decide to dispose of any of the Purchased Units, the Purchaser understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered,

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or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.
               Section 4.7 Nature of Purchaser. Such Purchaser represents and warrants to, and covenants and agrees with, Buckeye that, (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Units, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.
               Section 4.8 Restricted Securities. Such Purchaser understands that the Purchased Units are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being acquired from Buckeye in a transaction not involving a public offering and that under such Laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.
               Section 4.9 Legend. Such Purchaser understands that the certificates evidencing the Purchased Units will bear the legend required by the Partnership Agreement as well as the following legend: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”
ARTICLE V
COVENANTS
               Section 5.1 Taking of Necessary Action. Each of the parties hereto shall use its commercially reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable Law and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, Buckeye and each Purchaser shall use its commercially reasonable efforts to make all filings and obtain all consents of Governmental Authorities that may be necessary or, in the reasonable opinion of the other parties, as the case may be, advisable for the consummation of the transactions contemplated by the Operative Documents.
               Section 5.2 Other Actions. Buckeye shall file prior to the Closing a supplemental listing application with the NYSE to list the Purchased Units.

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               Section 5.3 Payment and Expenses. Buckeye hereby agrees to reimburse the Purchasers, upon demand, for up to an aggregate amount of $50,000 in reasonable fees and expenses of Baker Botts L.L.P. incurred in connection with (i) the preparation of the Operative Documents, (ii) the issue, sale and delivery of the Purchased Units and (iii) any listing of the Purchased Units for quotation on the NYSE. Any legal fees of Baker Botts L.L.P in excess of $50,000 shall be paid pro rata by all the Purchasers in proportion to the aggregate number of Purchased Units purchased by each.
               Section 5.4 Use of Proceeds. Buckeye shall use the collective proceeds from the sale of the Purchased Units to partially fund the Acquisition. If the transactions contemplated by the Acquisition Agreement are not closed concurrently with the Closing or within two Business Days thereafter, Buckeye shall return the Purchase Price paid to Buckeye to the applicable Purchasers within two Business Days of receipt thereof and such Purchasers shall promptly return all Purchased Units to Buckeye.
               Section 5.5 Termination Fee. In the event this Agreement is terminated without Closing for any reason, Buckeye hereby agrees to pay to each Purchaser a termination fee in cash in an amount equal to the product of (a) 0.75%, multiplied by (b) the amount set forth opposite such Purchaser’s name under the column titled “Purchase Price” set forth on Schedule A hereto; provided, that no Purchaser who shall have breached in any material respect any of its covenants or agreements set forth in this Agreement shall be entitled to any termination fee.
ARTICLE VI
INDEMNIFICATION
               Section 6.1 Indemnification by Buckeye. Buckeye agrees to indemnify each Purchaser and its Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of Buckeye contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties; and provided further, that no Purchaser Related Party shall be entitled to recover special, consequential (including lost profits or diminution in value) or punitive damages. Notwithstanding anything to the contrary, consequential damages shall not be deemed to include diminution in value of the Purchased Units, which is specifically included in damages covered by Purchaser Related Parties’ indemnification.
               Section 6.2 Indemnification by Purchasers. Each Purchaser agrees, severally and not jointly, to indemnify Buckeye, the General Partner and their respective

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Representatives (collectively, “Buckeye Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties; and provided further, that no Buckeye Related Party shall be entitled to recover special, consequential (including lost profits or diminution in value) or punitive damages.
               Section 6.3 Indemnification Procedure. Promptly after any Buckeye Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in

17

the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.
ARTICLE VII
MISCELLANEOUS
               Section 7.1 Interpretation and Survival of Provisions. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any party has an obligation under the Operative Documents, the expense of complying with that obligation shall be an expense of such party unless otherwise specified. Whenever any determination, consent, or approval is to be made or given by any Purchaser, such action shall be in such Purchaser’s sole discretion unless otherwise specified in this Agreement. If any provision in the Operative Documents is held to be illegal, invalid, not binding, or unenforceable, such provision shall be fully severable and the Operative Documents shall be construed and enforced as if such illegal, invalid, not binding, or unenforceable provision had never comprised a part of the Operative Documents, and the remaining provisions shall remain in full force and effect. The Operative Documents have been reviewed and negotiated by sophisticated parties with access to legal counsel and shall not be construed against the drafter.
               Section 7.2 Survival of Provisions. The representations and warranties set forth in Sections 3.1, 3.2, 3.5, 3.9, 3.10, 3.13, 3.14, 3.15, 3.16, 4.4, 4.5, 4.7, 4.8 and 4.9 hereunder shall survive the execution and delivery of this Agreement indefinitely, and the other representations and warranties set forth herein shall survive for a period of twelve (12) months following the Closing Date regardless of any investigation made by or on behalf of Buckeye or any Purchaser. The covenants made in this Agreement or any other Operative Document shall survive the Closing of the transactions described herein and remain operative and in full force and effect regardless of acceptance of any of the Purchased Units and payment therefor and repayment, conversion, exercise or repurchase thereof. All indemnification obligations of Buckeye and the Purchasers pursuant to this Agreement and the provisions of Article VI shall remain operative and in full force and effect unless such obligations are expressly terminated in a writing by the parties, regardless of any purported general termination of this Agreement.
               Section 7.3 No Waiver; Modifications in Writing.
     (a) Delay. No failure or delay on the part of any party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of

18

any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party at law or in equity or otherwise.
     (b) Specific Waiver. Except as otherwise provided herein, no amendment, waiver, consent, modification, or termination of any provision of this Agreement or any other Operative Document (except in the case of the Partnership Agreement, for amendments adopted pursuant to the terms thereof) shall be effective unless signed by each of the parties hereto or thereto affected by such amendment, waiver, consent, modification, or termination. Any amendment, supplement or modification of or to any provision of this Agreement or any other Operative Document, any waiver of any provision of this Agreement or any other Operative Document, and any consent to any departure by Buckeye from the terms of any provision of this Agreement or any other Operative Document shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on Buckeye in any case shall entitle Buckeye to any other or further notice or demand in similar or other circumstances.
               Section 7.4 Binding Effect; Assignment.
     (a) Binding Effect. This Agreement shall be binding upon Buckeye, the Purchasers, and their respective successors and permitted assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns.
     (b) Assignment of Rights. All or any portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to any Affiliate of such Purchaser without the consent of Buckeye. No portion of the rights and obligations of any Purchaser under this Agreement may be transferred by such Purchaser to a non-Affiliate without the written consent of Buckeye (which consent shall not be unreasonably withheld by Buckeye).
               Section 7.5 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery or personal delivery to the following addresses:
     (a) If to any Purchaser:
To the respective address listed on Schedule B hereof
with a copy to:
Baker Botts L.L.P.
One Shell Plaza
910 Louisiana Street
Houston, TX 77002
Attention: Joe S. Poff
Facsimile: 713.229.7710

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     (b) If to Buckeye:
Buckeye Partners, L.P.
One Greenway Plaza, Suite 600
Houston, TX 77046
Attention: General Counsel
Facsimile: 610.904.4006
with a copy to:
Vinson & Elkins L.L.P.
666 Fifth Avenue
26th Floor
New York, NY 10103
Attention: E. Ramey Layne
Facsimile: 212.237.0100
or to such other address as Buckeye or such Purchaser may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
               Section 7.6 Removal of Legend. In connection with a sale of the Purchased Units by a Purchaser in reliance on Rule 144, the applicable Purchaser or its broker shall deliver to the transfer agent and Buckeye a broker representation letter providing to the transfer agent and Buckeye any information Buckeye deems necessary to determine that the sale of the Purchased Units is made in compliance with Rule 144, including, as may be appropriate, a certification that the Purchaser is not an Affiliate of Buckeye and regarding the length of time the Purchased Units have been held. Upon receipt of such representation letter, Buckeye shall promptly direct its transfer agent to exchange unit certificates bearing a restrictive legend for unit certificates without the legend (or a credit for such shares to book-entry accounts maintained by the transfer agent), including the legend referred to in Section 4.9, and Buckeye shall bear all costs associated therewith. After any Purchaser or its permitted assigns have held the Purchased Units for one year, if the certificate for such Purchased Units still bears the restrictive legend referred to in Section 4.9, Buckeye agrees, upon request of the Purchaser or permitted assignee, to take all steps necessary to promptly effect the removal of the legend described in Section 4.9 from the Purchased Units, and Buckeye shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as such Purchaser or its permitted assigns provide to Buckeye any information Buckeye deems necessary to determine that the legend is no longer required under the Securities Act or applicable state laws, including a certification that the holder is not an Affiliate of Buckeye (and a covenant to inform Buckeye if it should thereafter become an Affiliate and to consent to exchange its certificates for certificates bearing an appropriate restrictive legend) and regarding the length of time the Purchased Units have been held.

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               Section 7.7 Entire Agreement. This Agreement, the other Operative Documents and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or the other Operative Documents with respect to the rights granted by Buckeye or any of its Affiliates or any Purchaser or any of its Affiliates set forth herein or therein. This Agreement, the other Operative Documents and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.
               Section 7.8 Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York.
               Section 7.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
               Section 7.10 Termination.
     (a) Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time at or prior to the Closing by the written consent of the Purchasers, upon a breach in any material respect by Buckeye of any covenant or agreement set forth in this Agreement.
     (b) Notwithstanding anything herein to the contrary, this Agreement shall automatically terminate at any time at or prior to the Closing
      (i) if a statute, rule, order, decree or regulation shall have been enacted or promulgated, or if any action shall have been taken by any Governmental Authority of competent jurisdiction that permanently restrains, permanently precludes, permanently enjoins or otherwise permanently prohibits the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal;
     (ii) upon the termination of the Acquisition Agreement; or
     (iii) if the Closing shall not have occurred by April 18, 2011.
     (c) In the event of the termination of this Agreement as provided in this Section 7.10, this Agreement shall forthwith become null and void. In the event of such termination, there shall be no liability on the part of any party hereto, except as set forth in Sections 5.3, 5.4 and 5.5 and Article VI of this Agreement; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.
               Section 7.11 Recapitalization, Exchanges, Etc. Affecting the LP Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to

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any and all equity interests of Buckeye or any successor or assign of Buckeye (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the LP Units, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement and prior to the Closing.
[Signature pages follow.]

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     IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

BUCKEYE PARTNERS, L.P.
By:	BUCKEYE GP LLC
(its General Partner)

By:	/s/ Keith E. St.Clair
Keith E. St.Clair
Senior Vice President and Chief Financial Officer

Signature Page to Unit Purchase Agreement

Investor: AT MLP Fund, LLC
By:	/s/ Chris Linder
	Name:	Chris Linder
	Title:	Vice President

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: ClearBridge Energy MLP Fund Inc.
By:	ClearBridge Advisors, LLC

By:	/s/ Harry D. Cohen
	Name:	Harry D. Cohen
	Title:	Managing Director & Chief Investment Officer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Cohen & Steers Capital Management, Inc.
By:	/s/ Adam Derechin
	Name:	Adam Derechin
	Title:	Chief Operating Officer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Tortoise Energy Infrastructure Corporation
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	Senior Vice President

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Tortoise Energy Capital Corporation
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	Senior Vice President

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Tortoise North American Energy Corporation
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	Senior Vice President

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Tortoise MLP Fund, Inc.
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	President

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: R3 Capital Partners Master (DE), L.P.
By: BlackRock Investment Management, LLC,
its Investment Manager

By:	/s/ Paul H. Tice
	Name:	Paul H. Tice
	Title:	Managing Director

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Harvest Infrastructure Partners Fund LLC
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Managing Member

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Harvest Sharing LLC
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Managing Member

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Harvest MLP Partners
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Harvest MLP Partners II
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Harvest MSRA
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: AP Capital Holdings LLC
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Fiduciary Asset Management, LLC
By:	/s/ Wiley Angell
	Name:	Wiley Angell — Portfolio Manager
	Title:	President and Chief Executive Officer FAMCO MLP & Energy Infrastructure Fund

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: SOF INVESTMENTS, L.P.
By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	General Counsel

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Taconic Opportunity Fund L.P.
By:	Taconic Capital Advisors L.P.

By:	/s/ Josh Miller
	Name:	Josh Miller
	Title:	Principal

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Jerome R. Baier
	Name:	Jerome R. Baier
	Title:	Its Authorized Representative

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Fidelity Securities Fund: Fidelity Dividend Growth Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Fidelity Advisor Series I: Fidelity Advisor Dividend Growth Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Variable Insurance Products Fund III: Balanced Portfolio
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Variable Insurance Products Fund II: Contrafund Portfolio
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Fidelity Puritan Trust: Fidelity Balanced Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Fidelity Advisor Series I: Fidelity Advisor Balanced Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: Fidelity Devonshire Trust: Fidelity Series All-Sector Equity Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: RCH Energy MLP Fund, L.P.
By:	RCH Energy MLP Fund GP, L.P.; its general partner

By:	RR Advisors, LLC; its general partner

By:	/s/ Robert J. Raymond
	Name:	Robert J. Raymond
	Title:	Sole-Member

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: KAYNE ANDERSON MLP INVESTMENT COMPANY
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

Investor: KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

Investor: KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

Investor: KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: KAYNE MIDSTREAM SPECIALTY FUND, LP
By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Investor: KAYNE ANDERSON MLP FUND, LP
By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Investor: KAYNE ANDERSON MIDSTREAM INSTITUTIONAL FUND, LP
By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Investor: KAYNE ANDERSON REAL ASSETS FUND, LP
By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Investor: KAYNE ANDERSON CAPITAL INCOME PARTNERS (QP), LP
By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Investor: KAYNE ANDERSON INCOME PARTNERS, LP
By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

Signature Page to Unit Purchase Agreement
(PIPE Investors)

Schedule A — List of Purchasers and Commitment Amounts

Purchaser	Purchase Price
AT MLP Fund, LLC	$25,000,164.00
ClearBridge Energy MLP Fund Inc.	$20,000,252.00
Cohen & Steers Capital Management, Inc. o/b/o Cohen & Steers Global Income Builder Fund	$1,763,680.00
Cohen & Steers Capital Management, Inc. o/b/o Cohen & Steers Global Infrastructure Fund, Inc.	$465,080.00
Cohen & Steers Capital Management, Inc. o/b/o Cohen & Steers Select Utility Fund	$12,770,976.00
Tortoise Energy Infrastructure Corporation	$30,000,076.00
Tortoise Energy Capital Corporation	$14,000,116.00
Tortoise North American Energy Corporation	$4,999,912.00
Tortoise MLP Fund, Inc.	$41,000,124.00
R3 Capital Partners Master (DE), L.P.	$14,999,736.00
Harvest Infrastructure Partners Fund LLC	$376,473.20
Harvest Sharing LLC	$267,451.20
Harvest MLP Partners	$4,329,351.20
Harvest MLP Partners II	$1,922,532.00
Harvest MSRA	$2,803,526.40
AP Capital Holdings LLC	$301,094.00
FAMCO MLP & Energy Infrastructure Fund	$349,716.00
SOF Investments, L.P.	$34,999,988.00
Taconic Opportunity Fund L.P.	$18,750,576.00
The Northwestern Mutual Life Insurance Company	$20,000,252.00
Ball & Co fbo Fidelity Securities Fund: Fidelity Dividend Growth Fund	$7,821,800.00
Rowwater & Co fbo Fidelity Advisor Series I: Fidelity Advisor Dividend Growth Fund	$724,800.00
M Gardiner & Co fbo Variable Insurance Products Fund III:
Balanced Portfolio	$1,435,708.00
Mag & Co fbo Variable Insurance Products Fund II:
Contrafund Portfolio	$2,387,612.00
Ball & Co fbo Fidelity Puritan Trust: Fidelity Balanced Fund	$1,854,280.00
M Gardiner & Co fbo Fidelity Advisor Series I: Fidelity Advisor Balanced Fund	$92,110.00
Booth & Co fbo Fidelity Devonshire Trust: Fidelity Series All-Sector Equity Fund	$1,583,688.00
RCH Energy MLP Fund, L.P.	$14,999,736.00
Kayne Anderson MLP Investment Company	$30,000,740.40
Kayne Anderson Energy Total Return Fund, Inc.	$4,999,972.40
Kayne Anderson Energy Development Company	$4,999,972.40
Schedule A to Unit Purchase Agreement

Purchaser	Purchase Price
Kayne Anderson Midstream/Energy Fund, Inc.	$14,999,977.60
Kayne Midstream Specialty Fund, LP	$499,991.20
Kayne Anderson MLP Fund, LP	$11,249,983.20
Kayne Anderson Midstream Institutional Fund, LP	$1,499,973.60
Kayne Anderson Real Assets Fund, LP	$499,991.20
Kayne Anderson Capital Income Partners (QP), LP	$999,982.40
Kayne Anderson Income Partners, LP	$249,995.60

Total	$350,001,390.00

Schedule A to Unit Purchase Agreement

Schedule B — Notice and Contact Information

Purchaser	Address
AT MLP Fund, LLC	Chris Linder 1700 Lincoln Street, Suite 2550 Denver, Colorado 80203 Fax: 720.221.5033
ClearBridge Energy MLP Fund Inc.	Barbara Brooke Manning General Counsel & Chief Compliance Officer ClearBridge Advisors LLC 620 8th Avenue NY, NY 10018 bbmanning@clearbridgeadvisors.com Cc: Pat Collier
Cohen & Steers Capital Management, Inc. o/b/o Cohen & Steers Global Income Builder Fund	c/o Cohen & Steers Capital Management, Inc. 280 Park Avenue, 10th Floor New York, NY 10017
Cohen & Steers Capital Management, Inc. o/b/o Cohen & Steers Global Infrastructure Fund, Inc	c/o Cohen & Steers Capital Management, Inc. 280 Park Avenue, 10th Floor New York, NY 10017
Cohen & Steers Capital Management, Inc. o/b/o Cohen & Steers Select Utility Fund	c/o Cohen & Steers Capital Management, Inc. 280 Park Avenue, 10th Floor New York, NY 10017
Tortoise Energy Infrastructure Corporation	Zachary A. Hamel CFA — Managing Director Tortoise Capital Advisors, LLC 11550 Ash Street, Suite 300 Leawood, KS 66211
Tortoise Energy Capital Corporation	Zachary A. Hamel CFA — Managing Director Tortoise Capital Advisors, LLC 11550 Ash Street, Suite 300 Leawood, KS 66211
Tortoise North American Energy Corporation	Zachary A. Hamel CFA — Managing Director Tortoise Capital Advisors, LLC 11550 Ash Street, Suite 300 Leawood, KS 66211
Tortoise MLP Fund, Inc.	Zachary A. Hamel CFA — Managing Director Tortoise Capital Advisors, LLC 11550 Ash Street, Suite 300 Leawood, KS 66211
Schedule B to Unit Purchase Agreement

Purchaser	Address
R3 Capital Partners Master (DE), L.P.	Paul Tice Managing Director BlackRock, Inc. Park Avenue Plaza 55 East 52nd Street New York, NY 10055 212-810-8562 paul.tice@blackrock.com
Harvest Infrastructure Partners Fund LLC	Harvest Infrastructure Partners Fund LLC 100 West Lancaster Avenue Second Floor Wayne, Pennsylvania 19087 Attention: Anthony Merhige Fax: 610-998-9775
Harvest Sharing LLC	Harvest Sharing LLC 100 West Lancaster Avenue Second Floor Wayne, Pennsylvania 19087 Attention: Anthony Merhige Fax: 610-998-9775
Harvest MLP Partners	Harvest MLP Partners 100 West Lancaster Avenue Second Floor Wayne, Pennsylvania 19087 Attention: Anthony Merhige Fax: 610-998-9775
Harvest MLP Partners II	Harvest MLP Partners II 100 West Lancaster Avenue Second Floor Wayne, Pennsylvania 19087 Attention: Anthony Merhige Fax: 610-998-9775
Harvest MSRA	Harvest MSRA 100 West Lancaster Avenue Second Floor Wayne, Pennsylvania 19087 Attention: Anthony Merhige Fax: 610-998-9775
Schedule B to Unit Purchase Agreement

Purchaser	Address
AP Capital Holdings LLC	AP Capital Holdings LLC 100 West Lancaster Avenue Second Floor Wayne, Pennsylvania 19087 Attention: Anthony Merhige Fax: 610-998-9775
FAMCO MLP & Energy Infrastructure Fund	Quinn Kiley 8235 Forsyth Blvd., Suite 700 St. Louis, Missouri 63105 Fax: 314-446-1407
SOF Investments, L.P.	MSD Capital, L.P. 645 Fifth Avenue, 21st Floor New York, NY 10022 Fax: 212-303-1772 Attention: Marcello Liquori
Taconic Opportunity Fund L.P.	Michael Zaczyk Taconic Capital Advisors LP 450 Park Avenue New York, NY 10022 Fax: 212-209-3124
The Northwestern Mutual Life Insurance Company
The Northwestern Mutual Life
Insurance Company
720 E. Wisconsin Avenue.
Milwaukee, WI, 53202
Attention: Sean Twohig
Fax (414) 665-7124

With copy to Abim Kolawole, Esq.
Fax (414) 625-1748
E-mail: abimkolawole@northwesternmutual.com

Ball & Co fbo Fidelity Securities Fund: Fidelity Dividend Growth Fund	Andrew Boyd 82 Devonshire St V13H Boston, MA 02109
Rowwater & Co fbo Fidelity Advisor Series I: Fidelity Advisor Dividend Growth Fund	Andrew Boyd 82 Devonshire St V13H Boston, MA 02109
Schedule B to Unit Purchase Agreement

Purchaser	Address
M Gardiner & Co fbo Variable Insurance Products Fund III: Balanced Portfolio	Andrew Boyd 82 Devonshire St V13H Boston, MA 02109
Mag & Co fbo Variable Insurance Products Fund II: Contrafund Portfolio	Andrew Boyd 82 Devonshire St V13H Boston, MA 02109
Ball & Co fbo Fidelity Puritan Trust: Fidelity Balanced Fund	Andrew Boyd 82 Devonshire St V13H Boston, MA 02109
M Gardiner & Co fbo Fidelity Advisor Series I: Fidelity Advisor Balanced Fund	Andrew Boyd 82 Devonshire St V13H Boston, MA 02109
Booth & Co fbo Fidelity Devonshire Trust: Fidelity Series All-Sector Equity Fund	Andrew Boyd 82 Devonshire St V13H Boston, MA 02109
RCH Energy MLP Fund, L.P.	RR Advisors, LLC 3953 Maple Avenue Suite 180 Dallas, Texas 75219 Attention: Robert Raymond & Sean Maher Fax: (214) 871-8683
Kayne Anderson MLP Investment Company	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Anderson Energy Total Return Fund, Inc.	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Schedule B to Unit Purchase Agreement

Purchaser	Address
Kayne Anderson Energy Development Company	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Anderson Midstream/Energy Fund, Inc.	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Midstream Specialty Fund, LP	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Anderson MLP Fund, LP	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Anderson Midstream Institutional Fund, LP	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Anderson Real Assets Fund, LP	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Anderson Capital Income Partners (QP), LP	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Kayne Anderson Income Partners, LP	James C. Baker Kayne Anderson Capital Advisors, L.P. 717 Texas Avenue, Suite 3100 Houston, Texas 77002 Fax: 713-665-7359
Schedule B to Unit Purchase Agreement

Exhibit A — Form of Registration Rights Agreement
Exhibit A to Unit Purchase Agreement

REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
BUCKEYE PARTNERS, L.P.
AND
THE INVESTORS NAMED ON SCHEDULE A HERETO

Schedule A — Investor List; Notice and Contact Information; Opt-Out

REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 18, 2010, by and among Buckeye Partners, L.P., a Delaware limited partnership (the “Partnership”), and each of the Persons set forth on Schedule A to this Agreement (each, an “Investor” and collectively, the “Investors”).
     WHEREAS, this Agreement is made in connection with the entry into the LP Unit Purchase Agreement, on or prior to the date hereof, by and among the Partnership and the Investors (the “PIPE (LP) Unit Purchase Agreement”); and
     WHEREAS, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Investors pursuant to the PIPE (LP) Unit Purchase Agreement.
     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the PIPE (LP) Unit Purchase Agreement. The terms set forth below are used herein as so defined:
     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
     “Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
     “ArcLight/Kelso Registration Rights Agreement” means that certain Registration Rights Agreement, by and among Buckeye, BGH GP Holdings, LLC, ArcLight Energy Partners Fund III, L.P., ArcLight Energy Partners Fund IV, L.P., Kelso Investment Associates VII, L.P. and KEP VI, LLC, dated as of June 10, 2010.
     “Commission” means the U.S. Securities and Exchange Commission.
     “Effectiveness Period” has the meaning specified therefor in Section 2.01(a) of this Agreement.
     “Existing Registration Rights Agreements” means, collectively, (a) that certain Registration Rights Agreement by and among the Partnership, First Reserve and each of the

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other Persons set forth on Schedule A thereto dated as of the date hereof and (b) the ArcLight/Kelso Registration Rights Agreement.
     “First Reserve” means FR XI Offshore AIV, L.P., an exempted limited partnership formed under the laws of the Cayman Islands.
     “General Partner” means Buckeye GP LLC, a Delaware limited liability company.
     “Holder” means the record holder of any Registrable Securities.
     “Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.
     “Investor” and “Investors” have the meanings specified therefor in the introductory paragraph of this Agreement.
     “Liquidated Damages” has the meaning specified therefor in Section 2.01(b) of this Agreement.
     “Liquidated Damages Multiplier” means the product of the LP Unit Price times the number of Purchased Units purchased by such Investor and that may not be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.
     “Losses” has the meaning specified therefor in Section 2.09(a) of this Agreement.
     “Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.
     “Opt-Out Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.
     “Parity Securities” has the meaning specified therefor in Section 2.02(b) of this Agreement.
     “Partnership” has the meaning specified therefor in the introductory paragraph of this Agreement.
     “Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.
     “PIPE (LP) Unit Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.
     “Registrable Securities” means (i) the LP Units to be acquired by the Investors pursuant to the PIPE (LP) Unit Purchase Agreement and (ii) any LP Units issued as Liquidated Damages pursuant to Section 2.01(b) of this Agreement.

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     “Registration Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.
     “Registration Statement” has the meaning specified therefor in Section 2.01(a) of this Agreement.
     “Selling Expenses” has the meaning specified therefor in Section 2.08(b) of this Agreement.
     “Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
     “Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.09(a) of this Agreement.
     “Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which LP Units are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
     Section 1.02 Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) when such Registrable Security is held by the Partnership or one of its subsidiaries or Affiliates; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.11 hereof or (e) one year after the Closing Date.
ARTICLE II
REGISTRATION RIGHTS
     Section 2.01 Registration.
     (a) Effectiveness Deadline. Following the date hereof, but no later than 15 days following the Closing Date, the Partnership shall prepare and file a registration statement (the “Registration Statement”) under the Securities Act with respect to all of the Registrable Securities. The Registration Statement filed pursuant to this Section 2.01(a) shall be on such appropriate registration form of the Commission as shall be selected by the Partnership. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement to become effective on or as soon as practicable after the Closing Date. Any Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Holders of any and all Registrable Securities covered by such Registration Statement. The Partnership shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 2.01(a) to be effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Registrable

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Securities by the Holders until all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Partnership shall provide the Holders with written notice of the effectiveness of the Registration Statement.
     (b) Failure to Go Effective. If the Registration Statement required by Section 2.01(a) is not declared effective within 90 days after the Closing Date, then each Holder shall be entitled to a payment (with respect to the Purchased Units of each such Holder), as liquidated damages and not as a penalty, of 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for the first 60 days following the 90th day, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period, that shall accrue daily, for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period (the “Liquidated Damages”). The Liquidated Damages payable pursuant to the immediately preceding sentence shall be payable within ten (10) Business Days after the end of each such 30-day period. Any Liquidated Damages shall be paid to each Holder in immediately available funds; provided, however, if the Partnership certifies that it is unable to pay Liquidated Damages in cash because such payment would result in a breach under a credit facility or other debt instrument, then the Partnership may pay the Liquidated Damages in kind in the form of the issuance of additional LP Units. Upon any issuance of LP Units as Liquidated Damages, the Partnership shall promptly (i) prepare and file an amendment to the Registration Statement prior to its effectiveness adding such LP Units to such Registration Statement as additional Registrable Securities and (ii) prepare and file a supplemental listing application with the NYSE to list such additional LP Units. The determination of the number of LP Units to be issued as Liquidated Damages shall be equal to the amount of Liquidated Damages divided by the volume-weighted average closing price of the LP Units on the NYSE for the ten (10) trading days immediately preceding the date on which the Liquidated Damages payment is due, less a discount to such average closing price of 2.00%. The payment of Liquidated Damages to a Holder shall cease at the earlier of (i) the Registration Statement becoming effective or (ii) the Purchased Units of such Holder becoming eligible for resale without restriction under any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases. If the Partnership is unable to cause a Registration Statement to go effective within 180 days after the Closing Date as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Partnership may request a waiver of the Liquidated Damages, and each Holder may individually grant or withhold its consent to such request in its discretion.
     Section 2.02 Piggyback Rights.

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     (a) Participation. In the event the Registrable Securities may not be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, if the Partnership proposes to file (i) a shelf registration statement other than the Registration Statement contemplated by Section 2.01(a), (ii) a prospectus supplement to an effective shelf registration statement, other than the Registration Statement contemplated by Section 2.01(a) of this Agreement and Holders may be included without the filing of a post-effective amendment thereto, or (iii) a registration statement, other than a shelf registration statement, in each case, for the sale of LP Units in an Underwritten Offering for its own account and/or another Person, then as soon as practicable following the engagement of counsel by the Partnership to prepare the documents to be used in connection with an Underwritten Offering, the Partnership shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering to each Holder (together with its Affiliates) holding at least $10.0 million of the then-outstanding Registrable Securities (based on the LP Unit Price) and such notice shall offer such Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if the Partnership has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the LP Units in the Underwritten Offering, then (A) the Partnership shall not be required to offer such opportunity to the Holders or (B) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the Managing Underwriter, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). Any notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.01 hereof and receipt of such notice shall be confirmed by the Holder. Each such Holder shall then have two (2) Business Days (or one (1) Business Day in connection with any overnight or bought Underwritten Offering) after notice has been delivered to request in writing the inclusion of Registrable Securities in the Underwritten Offering. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Partnership shall determine for any reason not to undertake or to delay such Underwritten Offering, the Partnership may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Partnership of such withdrawal at or prior to the time of pricing of such Underwritten Offering. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Partnership requesting that such Holder not receive notice from the Partnership of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Partnership shall not be required to deliver any notice to such Holder pursuant to this Section 2.02(a) and such Holder shall no longer be entitled to participate in Underwritten

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Offerings by the Partnership pursuant to this Section 2.02(a). The Holders indicated on Schedule A hereto shall each be deemed to have delivered an Opt-Out Notice as of the date hereof.
     (b) Priority. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering advises the Partnership that the total amount of Registrable Securities that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the LP Units offered or the market for the LP Units, then the LP Units to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Partnership can be sold without having such adverse effect, with such number to be allocated (i) first, to the Partnership and, if applicable, to those holders of Parity Securities who initiated the Underwritten Offering pursuant to rights granted such holders under the ArcLight/Kelso Registration Rights Agreement and (ii) second, pro rata among the Selling Holders who have requested participation in such Underwritten Offering and, except as provided in clause (i), any other holder of securities of the Partnership having rights of registration that are neither expressly senior nor subordinated to the Registrable Securities (the “Parity Securities”). As of the date hereof, Parity Securities include securities of the Partnership covered by the Existing Registration Rights Agreements. The pro rata allocations for each Selling Holder who has requested participation in such Underwritten Offering shall be the product of (a) the aggregate number of Registrable Securities proposed to be sold in such Underwritten Offering multiplied by (b) the fraction derived by dividing (x) the number of Registrable Securities owned on the Closing Date by such Selling Holder by (y) the aggregate number of Registrable Securities owned on the Closing Date by all Selling Holders plus the aggregate number of Parity Securities owned on the Closing Date by all holders of Parity Securities that are participating in the Underwritten Offering.
     (c) Termination of Piggyback Registration Rights. Each Holder’s rights under Section 2.02 shall terminate upon such Holder (together with its Affiliates) ceasing to hold at least $10.0 million of Registrable Securities (based on the LP Unit Price). Each Holder shall notify the Partnership in writing when such Holder holds less than $10.0 million of Registrable Securities (based on the LP Unit Price).
     Section 2.03 Delay Rights.
     Notwithstanding anything to the contrary contained herein, the Partnership may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if (i) the Partnership is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Partnership determines in good faith that the Partnership’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Registration Statement or other registration statement or (ii) the Partnership has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Partnership, would materially adversely affect the

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Partnership; provided, however, in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or other registration statement for a period that exceeds an aggregate of 60 days in any 180-day period or 105 days in any 365-day period, in each case, exclusive of days covered by any lock-up agreement executed by a Selling Holder in connection with any Underwritten Offering. Upon disclosure of such information or the termination of the condition described above, the Partnership shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.
     If (i) the Selling Holders shall be prohibited from selling their Registrable Securities under the Registration Statement or other registration statement contemplated by this Agreement as a result of a suspension pursuant to the immediately preceding paragraph in excess of the periods permitted therein or (ii) the Registration Statement or other registration statement contemplated by this Agreement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within 60 Business Days by a post-effective amendment thereto, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or l5(d) of the Exchange Act, then, until the suspension is lifted or a post-effective amendment, supplement or report is filed with the Commission, but not including any day on which a suspension is lifted or such amendment, supplement or report is filed and declared effective, if applicable, the Partnership shall pay the Selling Holders an amount equal to the Liquidated Damages, following the earlier of (x) the date on which the suspension period exceeded the permitted period and (y) the sixty-first (61st) Business Day after the Registration Statement or other registration statement contemplated by this Agreement ceased to be effective or failed to be useable for its intended purposes, as liquidated damages and not as a penalty (for purposes of calculation Liquidated Damages, the date in (x) or (y) above shall be deemed the “90th day,” as used in the definition of Liquidated Damages). For purposes of this paragraph, a suspension shall be deemed lifted on the date that notice that the suspension has been terminated is delivered to the Selling Holders. Liquidated Damages pursuant to this paragraph shall cease upon the Purchased Units of such Holder becoming eligible for resale without restriction under any section of Rule 144 (or any similar provision then in effect) under the Securities Act, assuming that each Holder is not an Affiliate of the Partnership, and any payment of Liquidated Damages shall be prorated for any period of less than 30 days in which the payment of Liquidated Damages ceases.
     Section 2.04 Underwritten Offerings.
     (a) General Procedures. In connection with any Underwritten Offering under this Agreement, the Partnership shall be entitled to select the Managing Underwriter or Underwriters. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Partnership shall be obligated to enter into an underwriting agreement that contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such

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underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Partnership to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such Selling Holder, its authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by Law. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Partnership and the Managing Underwriter; provided, however, that such withdrawal must be made up to and including the time of pricing of such Underwritten Offering. No such withdrawal or abandonment shall affect the Partnership’s obligation to pay Registration Expenses. The Partnership’s management may but shall not be required to participate in a roadshow or similar marketing effort in connection with any Underwritten Offering.
     (b) No Demand Rights. Notwithstanding any other provision of this Agreement, no Holder shall be entitled to any “demand” rights or similar rights that would require the Partnership to effect an Underwritten Offering solely on behalf of the Holders.
     Section 2.05 Sale Procedures. In connection with its obligations under this Article II, the Partnership will, as expeditiously as possible:
     (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;
     (b) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify the Partnership in writing that, in the sole judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Partnership shall use its commercially reasonable efforts to include such information in such prospectus supplement;
     (c) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained

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therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;
     (d) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Partnership will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
     (e) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
     (f) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Partnership of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Partnership agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

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     (g) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
     (h) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Partnership dated the date of the closing under the underwriting agreement and (ii) a “cold comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Partnership’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “cold comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as have been customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in Underwritten Offerings of securities by the Partnership and such other matters as such underwriters and Selling Holders may reasonably request;
     (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
     (j) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and Partnership personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, that the Partnership need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Partnership;
     (k) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Partnership are then listed;
     (l) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Partnership to enable the Selling Holders to consummate the disposition of such Registrable Securities;
     (m) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
     (n) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities; and

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     (o) if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.
     Each Selling Holder, upon receipt of notice from the Partnership of the happening of any event of the kind described in subsection (f) of this Section 2.05, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.05 or until it is advised in writing by the Partnership that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Partnership, such Selling Holder will, or will request the Managing Underwriter or Underwriters, if any, to deliver to the Partnership (at the Partnership’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
     Section 2.06 Cooperation by Holders. The Partnership shall have no obligation to include Registrable Securities of a Holder in the Registration Statement or in an Underwritten Offering pursuant to Section 2.02(a) who has failed to timely furnish such information that the Partnership determines, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
     Section 2.07 Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities agrees to enter into a customary letter agreement with underwriters providing such Holder will not effect any public sale or distribution of Registrable Securities during the 60 calendar day period beginning on the date of a prospectus or prospectus supplement filed with the Commission with respect to the pricing of any Underwritten Offering, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Partnership or the officers, directors or any other Affiliate of the Partnership on whom a restriction is imposed and (ii) the restrictions set forth in this Section 2.07 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Holder. In addition, this Section 2.07 shall not apply to any Holder that is not entitled to participate in such Underwritten Offering, whether because such Holder delivered an Opt-Out Notice prior to receiving notice of the Underwritten Offering, because such Holder holds less than $10.0 million of the then-outstanding Registrable Securities or because the Registrable Securities held by such Holder may be disposed of without restriction pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act.
     Section 2.08 Expenses.

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     (a) Expenses. The Partnership will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. In addition, except as otherwise provided in Section 2.09 hereof, the Partnership shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.
     (b) Certain Definitions. “Registration Expenses” means all expenses incident to the Partnership’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01(a) or an Underwritten Offering covered under this Agreement, and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses, any transfer taxes and the fees and disbursements of counsel and independent public accountants for the Partnership, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. “Selling Expenses” means all underwriting fees, discounts and selling commissions or similar fees or arrangements allocable to the sale of the Registrable Securities.
     Section 2.09 Indemnification.
     (a) By the Partnership. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Partnership will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, employees and agents and each Person, if any, who controls such Selling Holder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees or agents (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Partnership will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for

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use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder Indemnified Person, and shall survive the transfer of such securities by such Selling Holder.
     (b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Partnership, the General Partner, its directors, officers, employees and agents and each Person, if any, who controls the Partnership within the meaning of the Securities Act or of the Exchange Act, and its directors, officers, employees and agents, to the same extent as the foregoing indemnity from the Partnership to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, prospectus supplement, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
     (c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party other than under this Section 2.09. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.09 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against any indemnified party with respect to which such indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.

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     (d) Contribution. If the indemnification provided for in this Section 2.09 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss that is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
     (e) Other Indemnification. The provisions of this Section 2.09 shall be in addition to any other rights to indemnification or contribution that an indemnified party may have pursuant to law, equity, contract or otherwise.
     Section 2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Partnership agrees to use its commercially reasonable efforts to:
     (a) make and keep public information regarding the Partnership available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;
     (b) file with the Commission in a timely manner all reports and other documents required of the Partnership under the Securities Act and the Exchange Act at all times from and after the date hereof; and
     (c) so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

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     Section 2.11 Transfer or Assignment of Registration Rights. The rights to cause the Partnership to register Registrable Securities granted to the Investors by the Partnership under this Article II may be transferred or assigned by any Investor to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Investor, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $10.0 million of Registrable Securities (based on the LP Unit Price), (b) the Partnership is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Investor under this Agreement.
     Section 2.12 Limitation on Subsequent Registration Rights. From and after the date hereof, the Partnership shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any current or future holder of any securities of the Partnership that would allow such current or future holder to require the Partnership to include securities in any registration statement filed by the Partnership on a basis other than pari passu with, or expressly subordinate to the rights of, the Holders of Registrable Securities hereunder.
ARTICLE III
MISCELLANEOUS
     Section 3.01 Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:
     (a) if to an Investor:
     To the respective address listed on Schedule A hereof
with a copy to:
Baker Botts L.L.P.
One Shell Plaza
910 Louisiana Street
Houston, TX 77002
Attention: Joe S. Poff
Facsimile: 713.229.7710
     (b) if to a transferee of an Investor, to such Holder at the address provided pursuant to Section 2.11 above; and
     (c) if to the Partnership:
Buckeye Partners, L.P.
One Greenway Plaza, Suite 600

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Houston, TX 77046
Attention: General Counsel
Facsimile: 610.904.4006
with a copy to:
Vinson & Elkins L.L.P.
666 Fifth Avenue
26th Floor
New York, NY 10103
Attention: E. Ramey Layne
Facsimile: 212.237.0100
     All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by courier service or any other means.
     Section 3.02 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
     Section 3.03 Assignment of Rights. All or any portion of the rights and obligations of any Investor under this Agreement may be transferred or assigned by such Investor only in accordance with Section 2.11 hereof.
     Section 3.04 Recapitalization, Exchanges, Etc. Affecting the Units. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all units of the Partnership or any successor or assign of the Partnership (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, unit splits, recapitalizations, pro rata distributions of units and the like occurring after the date of this Agreement.
     Section 3.05 Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.
     Section 3.06 Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The

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existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
     Section 3.07 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
     Section 3.08 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     Section 3.09 Governing Law. THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.
     Section 3.10 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
     Section 3.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Partnership set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
     Section 3.12 Amendment. This Agreement may be amended only by means of a written amendment signed by the Partnership and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
     Section 3.13 No Presumption. If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
     Section 3.14 Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Investors (and their permitted transferees and assignees) and the Partnership shall have any obligation hereunder and that, notwithstanding that one or more of the Investors may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Investors or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the

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foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Investors or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Investors under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Investor hereunder.
     Section 3.15 Interpretation. Article and Section references to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by an Investor under this Agreement, such action shall be in such Investor’s sole discretion unless otherwise specified.
[Signature pages to follow]

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     IN WITNESS WHEREOF, the Parties hereto execute this Agreement, effective as of the date first above written.

BUCKEYE PARTNERS, L.P.
By:	BUCKEYE GP LLC
(its General Partner)

By:	/s/ Keith E. St.Clair
Keith E. St.Clair
Senior Vice President and Chief Financial Officer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: AT MLP Fund, LLC
By:	/s/ Chris Linder
	Name:	Chris Linder
	Title:	Vice President
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: ClearBridge Energy MLP Fund Inc.
By:	ClearBridge Advisors, LLC
By:	/s/ Harry D. Cohen
	Title:	Harry D. Cohen
	Title:	Managing Director & Chief Investment Officer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Cohen & Steers Capital Management, Inc.
By:	/s/ Adam Derechin
	Name:	Adam Derechin
	Title:	Chief Operating Officer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Tortoise Energy Capital Corporation
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	Senior Vice President
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Tortoise Energy Infrastructure Corporation
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	Senior Vice President
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Tortoise North American Energy Corporation
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	Senior Vice President
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Tortoise MLP Fund, Inc.
By:	/s/ Zachary A. Hamel
	Name:	Zachary A. Hamel
	Title:	President
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: R3 Capital Partners Master (DE), L.P.

By:	BlackRock Investment Management, LLC,
its Investment Manager

By:	/s/ Paul H. Tice
	Name:	Paul H. Tice
	Title:	Managing Director
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Harvest Infrastructure Partners Fund LLC
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Managing Member
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Harvest Sharing LLC
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Managing Member
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Harvest MLP Partners
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Harvest MLP Partners II
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR Harvest MSRA
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: AP Capital Holdings LLC
By:	/s/ Anthony Merhige
	Name:	Anthony Merhige
	Title:	G.C. of Investment Advisor
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Fiduciary Asset Management, LLC
By:	/s/ Wiley Angell
	Name:	Wiley Angell — Portfolio Manager
	Title:	President and Chief Executive Officer FAMCO MLP & Energy Infrastructure Fund
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: SOF INVESTMENTS, L.P.
By:	/s/ Marc R. Lisker
	Name:	Marc R. Lisker
	Title:	General Counsel
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Taconic Opportunity Fund L.P.
By:	Taconic Capital Advisors L.P.

By:	/s/ Josh Miller
	Name:	Josh Miller
	Title:	Principal
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Jerome R. Baier
	Name:	Jerome R. Baier
	Title:	Its Authorized Representative
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Fidelity Securities Fund: Fidelity Dividend Growth Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Fidelity Advisor Series I: Fidelity Advisor Dividend Growth Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Variable Insurance Products Fund III: Balanced Portfolio
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Variable Insurance Products Fund II: Contrafund Portfolio
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Fidelity Puritan Trust: Fidelity Balanced Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Fidelity Advisor Series I: Fidelity Advisor Balanced Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: Fidelity Devonshire Trust: Fidelity Series All-Sector Equity Fund
By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: RCH Energy MLP Fund, L.P.

By: RCH Energy MLP Fund GP, L.P.; its general partner

By: RR Advisors, LLC; its general partner

By:	/s/ Robert J. Raymond
	Name:	Robert J. Raymond
	Title:	Sole-Member
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: KAYNE ANDERSON MLP INVESTMENT COMPANY
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

INVESTOR: KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

INVESTOR: KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

INVESTOR: KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
By:	/s/ James C. Baker
	Name:	James C. Baker
	Title:	Executive Vice President

INVESTOR: KAYNE MIDSTREAM SPECIALTY FUND, LP
By: Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: KAYNE ANDERSON MLP FUND, LP

By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

INVESTOR: KAYNE ANDERSON MIDSTREAM INSTITUTIONAL FUND, LP

By:	Kayne Anderson Capital Advisors, L.P. its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

INVESTOR: KAYNE ANDERSON REAL ASSETS FUND, LP

By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel

INVESTOR: KAYNE ANDERSON CAPITAL INCOME PARTNERS (QP), LP

By:	Kayne Anderson Capital Advisors, L.P.
its general partner

By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel
Signature Page to Registration Rights Agreement
(PIPE Investors)

INVESTOR: KAYNE ANDERSON INCOME PARTNERS, LP

By:	Kayne Anderson Capital Advisors, L.P.
its general partner
By:	/s/ David Shladovsky
	Name:	David Shladovsky
	Title:	General Counsel
Signature Page to Registration Rights Agreement
(PIPE Investors)

Schedule A — Investor Name; Notice and Contact Information
Schedule A to Registration Rights Agreement

Exhibit B — Form of Amendment No. 1 to Amended and
Restated Agreement of Limited Partnership
     THIS AMENDMENT NO. 1 to the AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF BUCKEYE PARTNERS, L.P. (this “Amendment”), dated as of [__________], 2011, is entered into and effectuated by Buckeye GP LLC, a Delaware limited liability company, as the General Partner, pursuant to authority granted to it in Sections 4.3 and 15.1 of the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of November 19, 2010 (the “Partnership Agreement”). Capitalized terms used but not defined herein are used as defined in the Partnership Agreement.
     WHEREAS, Section 4.3(a) of the Partnership Agreement provides that the General Partner may cause the Partnership to issue additional LP Units or other Partnership Securities, for any Partnership purpose, at any time or from time to time, to Partners or to other Persons, for such consideration and on such terms and conditions, and entitling the holders thereof to such relative rights and powers, as shall be established by the General Partner, all without the approval of any Limited Partners, except as provided in Section 17.1 of the Partnership Agreement; and
     WHEREAS, Section 15.1(f) of the Partnership Agreement provides that the General Partner, without the consent of any Limited Partner, may amend any provision of the Partnership Agreement in connection with a change that is required or contemplated by Section 4.3 of the Partnership Agreement; and
     WHEREAS, Section 15.1(g) of the Partnership Agreement provides that the General Partner, without the consent of any Limited Partner, may amend any provision of the Partnership Agreement to reflect a change that in the good faith opinion of the General Partner does not adversely affect the Limited Partners in any material respect; and
     WHEREAS, the board of directors of the General Partner has determined that the standards specified in Section 15.1(f) or 15.1(g) are satisfied with respect to the amendments to be made by this Amendment; and
     WHEREAS, the Partnership has entered into a Unit Purchase Agreement, dated as of December 18, 2010 (the “Unit Purchase Agreement”), with FR XI Offshore AIV, L.P. (the “Unit Purchaser”); and
     WHEREAS, the Unit Purchase Agreement obligates the Partnership to issue LP Units and limited partner interests to be designated as Class B Units having the terms set forth herein; and
     WHEREAS, in connection with the entry into the Unit Purchase Agreement, the Partnership and the Unit Purchaser have entered into a Registration Rights Agreement, dated as of December 18, 2010, under which the Unit Purchaser may from time to time be issued LP Units in lieu of cash as liquidated damages for failure to cause a registration statement covering all of the Unit Purchaser’s Class B Units and LP Units to be registered; and
Exhibit B to Unit Purchase Agreement

     WHEREAS, the Partnership has entered into two Unit Purchase Agreements, dated as of December 18, 2010, with the purchasers named therein, one of which provides for the issuance of Class B Units and the other provides for the issuance of LP Units (the “PIPE Unit Purchase Agreements”); and
     WHEREAS, the General Partner deems it in the best interest of the Partnership to effect this Amendment in order to (i) specify the rights and obligations of the limited partner interests designated as “Class B Units,” (ii) provide for the economic uniformity of the Class B Units, the Privately Placed Units, and other LP Units that may be issued in connection with the Class B Units and Privately Placed Units, and (iii) provide for such other matters as are provided herein.
     NOW, THEREFORE, it is hereby agreed as follows:
A. Amendment. The Partnership Agreement is hereby amended as follows:
     1. Article I is hereby amended to add or restate, as applicable, the following definitions:
     “Class B Unit” means a Partnership Interest issued pursuant to Section 4.3 and representing a limited partner’s interest in the Partnership having the rights and obligations specified with respect to the Class B Units in this Agreement.
     “Class B Unit Distribution” means any distribution payable to each Class B Unit, determined in accordance with Section 5.2(a).
     “Conversion Date” means the date that is the earliest of (i) the third anniversary of the initial issuance of Class B Units pursuant to the Unit Purchase Agreement, (ii) the in-service date of an Expansion, and (iii) the date on which the Partnership delivers notice to the holders of the Class B Units that the Class B Units have converted.
     “Eighty Percent Interest” means Limited Partners holding an aggregate of at least 80% of the outstanding Units, voting as a single class.
     “Expansion” means any capital expansion of the Bahamas Oil Refining Company International Ltd. facility that increases its design capacity by four million (4,000,000) barrels or more of incremental capacity.
     “Issue Price” means the price at which a Unit is purchased from the Partnership. Each Unit issued pursuant to the Unit Purchase Agreement shall be treated as having an Issue Price equal to the fair market value of an LP Unit on the date such Unit is issued. Each PIK Unit shall have an Issue Price determined in accordance with Section 4.8(d)(iv). Each PIPE Unit issued pursuant to the Registration Rights Agreements shall have an Issue Price equal to the amount of cash in lieu of which such PIPE Unit is issued.
     “LP Unit” means a Partnership Interest issued pursuant to Sections 4.2 or 4.3 and representing a limited partner’s interest in the Partnership having the rights and obligations specified with respect to the LP Units in this Agreement; provided that a Class B Unit will not constitute an LP Unit until the Conversion Date.
Exhibit B to Unit Purchase Agreement

     “Majority Interest” means Limited Partners holding an aggregate of more than 50% of the outstanding Units, voting as a single class.
     “Per Unit Capital Amount” means, as of any date of determination, the Capital Account with respect to any class of Units, stated on a per Unit basis, underlying any Unit held by a Person.
     “PIK Unit” means a Class B Unit that may be issued by the Partnership in lieu of cash distributions in respect of the Class B Units pursuant to Section 4.8(d).
     “PIPE Unit Purchase Agreements” means the LP Unit Purchase Agreement providing for the issuance of LP Units and the Class B Unit Purchase Agreement providing for the issuance of Class B Units, in each case dated as of December 18, 2010, with the purchasers named therein.
     “PIPE Unit” means an LP Unit or a Class B Unit that is issued by the Partnership pursuant to the PIPE Unit Purchase Agreements or the Unit Purchase Agreement or the Registration Rights Agreements.
     “Privately Placed Unit” means a Class B Unit or an LP Unit that is a PIK Unit, PIPE Unit or converted Class B Unit.
     “Registration Rights Agreements” means the two Registration Rights Agreements, dated on or after December 18, 2010 one of which is among the Partnership, the Unit Purchaser, and the purchasers of the Class B Units pursuant to one PIPE Unit Purchase Agreement, and the other is among the Partnership and the purchasers of LP Units pursuant to the other PIPE Unit Purchase Agreement.
     “Transfer Agent” means the bank, trust company or other Person appointed from time to time by the Partnership to act as successor transfer agent and registrar for any class of Units. The General Partner shall serve as Transfer Agent and registrar for the Class B Units unless the General Partner shall determine to cause the Partnership to appoint another Transfer Agent.
     “Two-Thirds Interest” means Limited Partners holding an aggregate of at least two-thirds of the outstanding Units, voting as a single class.
     “Unit” means an LP Unit or a Class B Unit. The term “Unit” does not include the GP Interest.
     “Unit Purchase Agreement” means the Unit Purchase Agreement, dated as of December 17, 2010, between the Partnership and the Unit Purchaser.
     “Unit Purchaser” means FR XI Offshore AIV, L.P., an exempted limited partnership formed under the laws of Cayman Islands or its designee in accordance with the Unit Purchase Agreement.
Exhibit B to Unit Purchase Agreement

     2. Article IV is hereby amended to add a new Section 4.8 creating a new series of Units as follows:
     Section 4.8 Establishment of Class B Units
     (a) The General Partner hereby designates and creates a series of Limited Partner Units to be designated as “Class B Units” and consisting of a total of [__________] Class B Units, having the terms and conditions set forth herein.
     (b) The holders of the Class B Units shall have rights upon dissolution and liquidation of the Partnership, including the right to share in any liquidating distributions pursuant to Section 14.3, in accordance with Article XIV of the Partnership Agreement.
     (c) Conversion of Class B Units
     (i) Immediately before the close of business on the Conversion Date, the Class B Units shall automatically convert into LP Units on a one-for-one basis.
     (ii) Upon conversion, the rights of a holder of converted Class B Units as holder of Class B Units shall cease with respect to such converted Class B Units, including any rights under this Agreement with respect to holders of Class B Units, and such Person shall continue to be a Limited Partner and have the rights of a holder of LP Units under this Agreement. All Class B Units shall, upon the Conversion Date, be deemed to be transferred to, and cancelled by, the Partnership in exchange for the LP Units into which the Class B Units converted.
     (iii) The Partnership shall pay any documentary, stamp or similar issue or transfer taxes or duties relating to the issuance or delivery of LP Units upon conversion of the Class B Units. However, the holder shall pay any tax or duty which may be payable relating to any transfer involving the issuance or delivery of LP Units in a name other than the holder’s name. The Transfer Agent may refuse to deliver the Certificate representing LP Units being issued in a name other than the holder’s name until the Transfer Agent receives a sum sufficient to pay any tax or duties which will be due because the shares are to be issued in a name other than the holder’s name. Nothing herein shall preclude any tax withholding required by law or regulation.
     (iv) (A) The Partnership shall keep free from preemptive rights a sufficient number of LP Units to permit the conversion of all outstanding Class B Units into LP Units to the extent provided in, and in accordance with, this Section 4.8(c).
          (B) All LP Units delivered upon conversion of the Class B Units shall be newly issued, shall be duly authorized and validly issued, and shall be free from preemptive rights and free of any lien or adverse claim.
Exhibit B to Unit Purchase Agreement

          (C) The Partnership shall comply with all applicable securities laws regulating the offer and delivery of any LP Units upon conversion of Class B Units and, if the LP Units are then listed or quoted on the New York Stock Exchange, or any other National Securities Exchange or other market, shall list or cause to have quoted and keep listed and quoted the LP Units issuable upon conversion of the Class B Units to the extent permitted or required by the rules of such exchange or market.
          (D) Notwithstanding anything herein to the contrary, nothing herein shall give to any holder of Class B Units any rights as a creditor in respect of its right to conversion.
(d) Distributions.
     (i) Each Class B Unit shall have the right to share in distributions pursuant to Section 5.2(a) on a pro rata basis with the other Units. All or any portion of each distribution payable in respect of the Class B Units (the “Class B Unit Distribution”) may, at the election of the Partnership, be paid in Class B Units (any amount of such Class B Unit Distribution so paid in PIK Units, the “PIK Distribution Amount”). The number of PIK Units to be issued in connection with a PIK Distribution Amount shall be the quotient of (A) the PIK Distribution Amount divided by (B) the volume-weighted average price of the Partnership’s LP Units for the ten (10) trading days immediately preceding the date the Class B Unit Distribution is declared less a discount of 15%; provided that instead of issuing any fractional PIK Units, the Partnership shall round the number of PIK Units issued down to the next lower whole PIK Unit and pay cash in lieu of such fractional units, or at the Partnership’s option, the Partnership may round the number of PIK Units issued up to the next higher whole PIK Unit.
     (ii) Notwithstanding anything in this Section 4.8(d) to the contrary, with respect to Class B Units that are converted into LP Units, the holder thereof shall not be entitled to a Class B Unit Distribution and an LP Unit distribution with respect to the same period, but shall be entitled only to the distribution to be paid based upon the class of Units held as of the close of business on the applicable Record Date.
     (iii) When any PIK Units are payable to a holder of Class B Units pursuant to this Section 4.8, the Partnership shall issue the PIK Units to such holder no later than the date the corresponding distributions are made pursuant to Section 5.2(a) (the date of issuance of such PIK Units, the “PIK Payment Date”). On the PIK Payment Date, the Partnership shall issue to such holder of Class B Units a certificate or certificates for the number of PIK Units to which such holder of Class B Units shall be entitled.
     (iv) For purposes of maintaining Capital Accounts, if the Partnership distributes one or more PIK Units to a holder of Class B Units, (i) the
Exhibit B to Unit Purchase Agreement

Partnership shall be treated as distributing cash to such holder of Class B Units equal to the PIK Distribution Amount, and (ii) the holder of Class B Units shall be deemed to have recontributed to the Partnership in exchange for such newly issued PIK Units an amount of cash equal to the PIK Distribution Amount less the amount of any cash distributed by the Partnership in lieu of fractional PIK Units.
     (e) The Class B Units will have such voting rights pursuant to the Agreement as such Class B Units would have if they were LP Units that were then outstanding and shall vote together with the LP Units as a single class, except that the Class B Units shall be entitled to vote as a separate class on any matter on which Unitholders are entitled to vote that adversely affects the rights or preferences of the Class B Units in relation to other classes of Partnership Interests in any material respect or as required by law. The approval of a majority of the Class B Units shall be required to approve any matter for which the holders of the Class B Units are entitled to vote as a separate class.
     (f) The Class B Units will be evidenced by Certificates in such form as the General Partner may approve (containing appropriate legends concerning transfer restrictions, securities laws and any other requirements).
     3. Article IV is hereby amended to add a new Section 4.9 implementing certain transfer restrictions on Units:
     Section 4.9 Transfers of Privately Placed Units. The transfers of a Privately Placed Unit shall be subject to Section 5.1(c)(iii) and 5.1(d)(iii).
     4. Section 5.1(a) is hereby amended and restated as follows:
     (a) The Partnership shall maintain for each Partner a separate Capital Account with respect to its Partnership Interests in accordance with the regulations issued pursuant to Section 704 of the Code. The Capital Account of any Partner shall be increased by (i) the Net Agreed Value of all Capital Contributions made by such Partner in exchange for its Partnership Interest and (ii) all items of income and gain computed in accordance with Section 5.1(b) and allocated to such Partner pursuant to Section 5.1(c) and reduced by (iii) the Net Agreed Value of all distributions of cash or property (other than PIK Units) made to such Partner with respect to its Partnership Interest and (iv) all items of deduction and loss computed in accordance with Section 5.1(b) and allocated to such Partner pursuant to Section 5.1(c). The initial Capital Account balance in respect of each Class B Unit, PIK Unit and PIPE Unit shall be determined by reference to the fair market value of an LP Unit on the date such Unit is issued. Immediately following the initial creation of a Capital Account balance in respect of each PIK Unit and each Unit issued pursuant to the PIPE Unit Purchase Agreements or the Registration Rights Agreements, each Unitholder acquiring such a Unit at original issuance shall be deemed to have received a cash distribution or to have made a cash contribution, as the case may be, in respect of such Unit equal to the amount by which (A) the fair market value of an LP Unit on the date of issuance exceeds or is less than, as the case may be, (B) the Issue Price for such Unit.
Exhibit B to Unit Purchase Agreement

     5. Section 5.1(c)(iii) is hereby amended and restated as follows:
(iii) (A) To preserve uniformity of Units, the General Partner may make special allocations of income or deduction pursuant to Section 6.1(c) that do not have a material adverse effect on the Limited Partners and are consistent with the principles of Section 704 of the Code.
     (B) At the election of the General Partner with respect to any taxable period ending upon, or after, the conversion of the Class B Units into LP Units, all or a portion of the remaining items of Partnership gross income or gain for such taxable period shall be allocated to each Partner holding converted Class B Units in the proportion of the number of converted Class B Units held by such Partner to the total number of Converted Class B Units then outstanding, until each such Partner has been allocated an amount of gross income or gain that increases the Capital Account maintained with respect to such converted Class B Units to an amount that after taking into account the other allocations of income, gain, loss and deduction to be made with respect to such taxable period will equal the product of (I) the number of converted Class B Units held by such Partner and (II) the Per Unit Capital Amount for an LP Unit evidenced by an LP Unit Certificate that is not a Privately Placed Unit. The purpose of this allocation is to establish uniformity between the Capital Accounts underlying converted Class B Units and the Capital Accounts underlying LP Units that are not Privately Placed Units prior to the certification of such converted Class B Units as LP Units.
     (C) With respect to an event triggering an adjustment to the Carrying Value of Partnership property pursuant to Section 5.1(e) during any taxable period of the Partnership ending upon, or after, the issuance of Privately Placed Units, any Unrealized Gains and Unrealized Losses shall be allocated among the Partners in a manner that to the nearest extent possible results in the Capital Accounts maintained with respect to the Privately Placed Units on a per unit basis equaling the Per Unit Capital Amount for an LP Unit that is not a Privately Placed Unit.
     (D) With respect to any taxable period of the Partnership ending upon, or after, the transfer of a PIPE Unit or PIK Unit or converted Class B Unit to a Person that is not an Affiliate of the holder, Partnership items of income or gain for such taxable period shall be allocated 100% to the Partner transferring such PIPE Unit or PIK Unit or converted Class B Unit in a manner that to the nearest extent possible results in the Capital Account maintained with respect to such PIPE Unit or PIK Unit or converted Class B Unit on a per unit basis equaling the Per Unit Capital Amount for an LP Unit that is not a Privately Placed Unit.
6. Section 5.1(d) is amended to add a new Section 5.1(d)(iii) as follows:
     (iii) Immediately prior to the transfer of a Privately Placed Unit by a holder thereof (other than a transfer to an Affiliate unless the General Partner elects to have this subparagraph 5.1(d)(iii) apply), the aggregate Capital Account maintained for such Person with respect to its Privately Placed Units will (A) first, be allocated to the Privately Placed Units to be transferred in an amount equal to the product of (x) the
Exhibit B to Unit Purchase Agreement

number of such Privately Placed Units to be transferred and (y) the Per Unit Capital Amount for an LP Unit that is not a Privately Placed Unit, and (B) second, any remaining positive balance in such Capital Account will be retained by the transferor, regardless of whether it has retained any Privately Placed Units and if the remaining balance would be negative, items of Partnership income and gain shall be specially allocated to such transferor Partner in an amount and manner sufficient to eliminate the deficit in its Capital Account as quickly as possible. Following any such allocation, the transferor’s Capital Account, if any, maintained with respect to the retained Privately Placed Units, if any, will have a balance equal to the amount allocated under clause (B) hereinabove, and the transferee’s Capital Account established with respect to the transferred Privately Placed Units will have a balance equal to the amount allocated under clause (A) hereinabove.
     7. Section 5.1(e) is hereby amended and restated as follows:
     (e) If any additional Units (or other Partnership Interests) are to be issued pursuant to Section 4.3 for cash or Contributed Property, as the consideration for the provision of services, or if any Partnership property is to be distributed (other than a distribution of cash that is not a redemption or retirement of a Partnership Interest), the Capital Accounts of the Partners (and the Carrying Values of all Partnership properties) shall, immediately prior to such issuance or distribution, be adjusted (consistent with the provisions hereof and of Section 704(b) of the Code) upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to all Partnership properties (as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such properties immediately prior to such issuance or on the date of such conversion). In determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership properties, as of any date of determination, shall be determined by the General Partner using such method of valuation as it may adopt. In making its determination of the fair market values of individual properties, the General Partner may determine that it is appropriate to first determine an aggregate value for the Partnership, based on the current trading price of the LP Units or any Issue Price (without reduction for any underwriting discount or similar fees) of concurrent Units and taking fully into account the fair market value of the Partnership Interests of all Partners at such time, and then allocate such aggregate value among the individual properties of the Partnership (in such manner as it determines appropriate).
     8. Article V is hereby amended to add a new Section 5.2(c) as follows:
     (c) For the avoidance of doubt, upon any pro rata distribution of Partnership Securities to all Record Holders of LP Units or any subdivision or combination (or reclassified into a greater or smaller number) of LP Units, the Partnership will proportionately adjust the number of Class B Units as follows: (a) if the Partnership issues Partnership Securities as a distribution on its LP Units or subdivides the LP Units (or reclassifies them into a greater number of LP Units) then the Class B Units shall be subdivided into a number of Class B Units equal to the result of multiplying the number of Class B Units by a fraction, (A) the numerator of which shall be the sum of the number of LP Units outstanding immediately prior to such distribution or subdivision plus the total number of Partnership Securities constituting such distribution or newly created by such subdivision; and (B) the denominator of which shall be the number of LP Units outstanding immediately prior to such distribution or subdivision; and (b) if the Partnership
Exhibit B to Unit Purchase Agreement

combines the LP Units (or reclassifies them into a smaller number of LP Units) then the Class B Units shall be combined into a number of Class B Units equal to the result of multiplying the number of Class B Units by a fraction, (A) the numerator of which shall be the sum of the number of LP Units outstanding immediately following such combination; and (B) the denominator of which shall be the number of LP Units outstanding immediately prior to such combination.
     B. Agreement in Effect. Except as hereby amended, the Partnership Agreement shall remain in full force and effect.
     C. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflicts of laws.
     D. SEVERABILITY. EACH PROVISION OF THIS AMENDMENT SHALL BE CONSIDERED SEVERABLE AND IF FOR ANY REASON ANY PROVISION OR PROVISIONS HEREIN ARE DETERMINED TO BE INVALID, UNENFORCEABLE OR ILLEGAL UNDER ANY EXISTING OR FUTURE LAW, SUCH INVALIDITY, UNENFORCEABILITY OR ILLEGALITY SHALL NOT IMPAIR THE OPERATION OF OR AFFECT THOSE PORTIONS OF THIS AMENDMENT THAT ARE VALID, ENFORCEABLE AND LEGAL.
[Signatures on following page]
Exhibit B to Unit Purchase Agreement

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

GENERAL PARTNER: Buckeye GP LLC
By:
Name:
Title:

Exhibit B to Unit Purchase Agreement

Exhibit C — Form of Opinion of Vinson & Elkins L.L.P.
Capitalized terms used but not defined herein have the meanings assigned to such terms in the LP Unit Purchase Agreement (the “Purchase Agreement”). Buckeye shall furnish to the Purchasers at the Closing an opinion of Vinson & Elkins L.L.P., counsel for Buckeye, addressed to the Purchasers and dated the Closing Date in form satisfactory to the Purchasers, stating that:
          (i) Each of Buckeye and the General Partner is a validly existing limited partnership or limited liability company, respectively, in good standing under the laws of the State of Delaware. Buckeye has all requisite limited partnership power and authority under the laws of the State of Delaware necessary (a) to own its properties and carry on its business as its business is now being conducted as described in the Buckeye SEC Documents, (b) to enter into and perform its obligations under the Operative Documents and (c) to offer, issue and sell the Purchased Units as provided in the Purchase Agreement.
          (ii) To our knowledge, except (a) as described in the Buckeye SEC Documents filed prior to the date of the Purchase Agreement and (b) as provided in the Unit Purchase Agreements, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership securities or ownership interests in Buckeye are outstanding.
          (iii) The Purchased Units to be issued and sold to the Purchasers by Buckeye pursuant to the Purchase Agreement and the limited partner interests represented thereby have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Purchaser against payment therefor in accordance with the terms of the Purchase Agreement, will be validly issued in accordance with the terms of the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).
          (iv) The issuance of any LP Units in lieu of cash as liquidated damages under the Registration Rights Agreement and the limited partner interests represented thereby, upon issuance in accordance with the terms of the Registration Rights Agreement, have been duly authorized in accordance with the Partnership Agreement and will be validly issued, fully paid (to the extent required by applicable law and the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).
          (v) Except for the approvals required by the Commission in connection with Buckeye’s obligations under the Registration Rights Agreement, no authorization, consent, approval, waiver, license, qualification, filing, declaration, qualification or registration with, any Governmental Authority is required for the issuance and sale by Buckeye of the Purchased Units, the execution, delivery and performance by Buckeye of the Operative Documents or the consummation of the transactions contemplated by the Operative Documents, except those that have been obtained or as may be required under state securities or “Blue Sky” laws, as to which we do not express any opinion.
Exhibit C to Unit Purchase Agreement

          (vi) Assuming the accuracy of the representations and warranties of the Purchasers and Buckeye contained in the Purchase Agreement, the offer, issuance and sale of the Purchased Units by Buckeye to the Purchasers solely in the manner contemplated by the Purchase Agreement are exempt from the registration requirements of the Securities Act; provided that such counsel will express no opinion as to any subsequent sale.
          (vii) The holders of outstanding LP Units are not entitled to statutory, preemptive or, to our knowledge, other similar contractual rights to subscribe for the Purchased Units.
          (viii) Buckeye is not, and after giving effect to the use of proceeds from the sale of the Purchased Units pursuant to the Purchase Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (ix) None of the offering, issuance and sale by Buckeye of the Purchased Units, the execution, delivery and performance of the Operative Documents by Buckeye or the consummation of the transactions contemplated thereby conflicts or will conflict with, or results or will result in a breach or violation of (A) the Partnership Agreement, (B) any agreement filed or incorporated by reference as an exhibit to Buckeye’s Annual Report on Form 10-K for the period ended December 31, 2009 or Buckeye’s Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 or (C) the Delaware LP Act or U.S. federal law, which in the case of clauses (B) or (C) would be reasonably expected to have a Material Adverse Effect; provided, however, that no opinion is expressed pursuant to this paragraph (ix) with respect to federal or state securities or anti-fraud statutes, rules or regulations.
          (x) Each of Operative Documents has been duly authorized and validly executed and delivered by Buckeye and the General Partner, as the case may be, and constitutes a valid and binding obligation of Buckeye and the General Partner, as the case may be, enforceable against Buckeye and the General Partner, as the case may be, in accordance with its terms, except as the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.
Exhibit C to Unit Purchase Agreement

Exhibit D — Form of Transfer Application
     No transfer of the LP Units evidenced hereby will be registered on the books of the Partnership, unless the Partnership provides authentication instructions to the Transfer Agent and Registrar and an Application for Transfer of Units has been executed by a transferee on the form set forth below. A transferor of the LP Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the LP Units.
APPLICATION FOR TRANSFER OF LP UNITS
     The undersigned (“Assignee”) hereby applies for transfer to the name of the Assignee of the LP Units evidenced hereby.
     The Assignee (a) requests admission as an additional Limited Partner (evidenced by a credit to our account at The Depository Trust Company in the name of its nominee, Cede & Co.) and agrees to comply with and be bound by, and hereby executes, the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P. (the “Partnership”), as amended, supplemented or restated to the date hereof (the “Partnership Agreement”), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee’s attorney-in-fact, to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Amended and Restated Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee’s admission as an additional Limited Partner and as a party to the Partnership Agreement, (d) gives the power of attorney provided for in the Partnership Agreement, and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.
Date: ___________ __, 2011

Tax Identification Number of assignee

$	By:
Purchase Price including commissions, if any		Name:
Title:

Name and address of assignee
Exhibit D to Unit Purchase Agreement

Type of Entity (check one):
               ☐     Individual          ☐      Partnership                         ☐     Corporation
               ☐     Trust                  ☐     Other (specify) ________
     Nationality (check one):
               ☐     U.S. Citizen, Resident or Domestic Entity
               ☐     Foreign Corporation          ☐     Non resident Alien
     If the U. S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.
     Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder’s interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).
     Complete Either A or B:
A.	Individual Interestholder
1.	I am not a non-resident alien for purposes of U.S. income taxation.

My U.S. taxpayer identification number (Social Security Number) is

My home address is .
B.	Partnership, Corporation or Other Interestholder

1.	. is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).
2.	The interestholder’s U.S. employer identification number is _______.
3.	The interestholder’s office address and place of incorporation (if applicable) is __________ (incorporated in ____________).
     The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.
     The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.
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Exhibit D to Unit Purchase Agreement

     Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of:
Date: ___________ __, 2011

By:
Name:
Title:

     Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the signee will hold the Units shall be made to the best of the Assignee’s knowledge.
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Exhibit D to Unit Purchase Agreement

Acknowledged by:

BUCKEYE PARTNERS, L.P.
By:	Buckeye GP LLC,
its General Partner

By:
Name:
Title:

Exhibit D to Unit Purchase Agreement